Exhibit 99.2

Zep Inc. Fourth Quarter Fiscal 2014 Earnings Conference Call November 12, 2014 John K. Morgan Chairman, President and Chief Executive Officer Mark R. Bachmann Executive Vice President and Chief Financial Officer © 2014 Zep Inc. - All rights reserved.

Safe Harbor This presentation and our commentary contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Specifically, forward-looking statements include, but are not limited to, statements relating to our future economic performance, business prospects, revenue, income, and financial condition; and statements preceded by, followed by, or that include the words “plans,“ expects," "believes," "intends," "will," "anticipates," “confident,” “strategy,” “continuing,” “to be,” “opportunity,” “well-positioned,” “excited about” and similar terms that relate to future events, performance, or our results. Examples of forward-looking statements in this presentation and our commentary include but are not limited to: statements regarding our ability to win back lost business and accelerate organic growth; statements regarding whether a focus on organic growth will improve achievement of our long-term goals; statements regarding our ability to evaluate and reduce the cost structure in improve returns in Europe; statements regarding our ability to supplement outsourced manufacturing capacity with our own capacity at the Marietta manufacturing plant; statements regarding our continued roll-out of our transportation management system and its ability to help reduce freight expense; statements regarding the timing of the resolution of the attorney’s fees due with respect to the California litigation; statements regarding our organic growth continuing at a better rate, excluding the effects of the fire; statements regarding policy changes in the North American Sales and Service business and the ability of those changes to increase sales rep productivity; statements regarding the ability of policy changes in the North American Sales and Service business to minimize headcount churn and grow sales rep headcount while providing a better return on investment; statements about our ability to build sales pipeline momentum in Zep Vehicle Care, distribution and retail by making investments in sales capacity; statements regarding fiscal 2015 expense rates and the ability to generate results in future periods; statements regarding the free cash flow characteristics of the business allowing for rapid debt reduction and a shift in enterprise value from debt holders to equity holders; and statements regarding higher capital spending in fiscal 2015 to support normal operations and rebuild aerosol capacity. Our forward-looking statements are subject to certain risks and uncertainties that could cause actual results, expectations, or outcomes to differ materially from our historical experience as well as management's present expectations or projections. These risks and uncertainties include, but are not limited to: the impact of the fire that occurred at our aerosol manufacturing facility on May 23, 2014 on financial results, operations and prospects; economic conditions in general; the cost or availability of raw materials; competition; our ability to realize anticipated benefits from strategic planning and restructuring initiatives and the timing of the benefits of such actions; market demand; our ability to maintain our customer relationships; and litigation and other contingent liabilities, such as environmental matters. A variety of other risks and uncertainties could cause our actual results to differ materially from the anticipated results or other expectations expressed in our forward-looking statements. A number of those risks are discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the fiscal year ended August 31, 2014. We believe the forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Reconciliations of non-GAAP measures referenced in this presentation to their nearest GAAP measure are included in the earnings press release available on the Zep Inc. website. 2 © 2014 Zep Inc. - All rights reserved.

Introduction

Pace of positive change has continued Fiscal 2014 Summary 4 © 2014 Zep Inc. - All rights reserved. Transportation and Industrial/MRO Comprised 63% of N.A. Revenue Transportation Jan/San & Institutional Industrial/ MRO & Other 40% 23% 37% 63% % of 2014 North American Revenue Sales pipeline producing organic growth Grew Zep Vehicle Care Introduced Zep Automotive at major automotive aftermarket retailer + new OEM customers Grew rail and oil & gas Retail diversification working Jan/San & Institutional increasingly sold through distributors and retailers Continued to lay groundwork in China

Fiscal 2014 Summary (continued) Improving our cost structure Realized $9 million in restructuring cost savings Began rollout of Transportation Management System Began implementing company-wide product SKU reduction program 5 © 2014 Zep Inc. - All rights reserved. Team is Looking Forward to Investing in the Future

 Q4 ’14 Chg. Revenue $186.8 +2.5% Gross margin 46.4% (40bps) Excluding Fire 48.1% 130bps Adj. EBITDA $18.5 +2.0% Fiscal 4th Quarter Summary 6 © 2014 Zep Inc. - All rights reserved. Record 4th quarter revenue Organic growth continued Success in transportation-related end-markets Grew despite massive fire recovery effort Confident in our ability to win back business and continue previous sales momentum to accelerate organic growth Expense profile as expected Except for freight costs

Quarterly Composition of 2014 Revenue 7 © 2014 Zep Inc. - All rights reserved. Organic Revenue Growth Returned in the 2nd Half of Fiscal 2014

Fiscal 4th Quarter Summary (continued) Achieved $9 million of restructuring savings in 2014 Reduced net debt by $16.0 million Leverage ratio reduced from 3.59x to 3.06x 8 © 2014 Zep Inc. - All rights reserved. Beginning to Drive Organic Revenue Growth; Debt Reduction Continues

Fire Recovery Update Recover product supply as quickly as possible Recovered availability of more than 75% of the entire aerosol products revenue Expect to recover balance of products over next several months Two-pronged manufacturing strategy Expand the limited operations further at Marietta plant Supplement our capacity with outsourced manufacturing Evaluating the optimal mix of internal and external capacity for the long-term 9 © 2014 Zep Inc. - All rights reserved. Fire Will Focus our Actions but Not Lessen Our Determination

Freight Mitigation Efforts Expanded pricing actions in the fourth quarter Continuing the roll-out of the Transportation Management System Simplify freight policies in the North American Sales and Service Business effective January 1, 2015 10 © 2014 Zep Inc. - All rights reserved. Benefits of Mitigation Efforts to be Realized in Fiscal 2015

Detailed Financial Performance © 2014 Zep Inc. - All rights reserved.

12 4th Quarter ‘14 Revenue Drivers © 2014 Zep Inc. - All rights reserved. Record Revenues Increased 2.8% on Comparable Basis ( ) ( ) 2.8% Growth 2.5% Growth

Distribution Home Improvement Generalist Direct Sales 4th Quarter ‘14 Revenue Drivers 13 © 2014 Zep Inc. - All rights reserved. Transportation Now 42% of Revenue vs. 37% in Prior Year Zep Vehicle Care Auto/OEM Auto/Aftermarket Oil & Gas Food Processing Increase Decrease Transportation Jan/San & Institutional Industrial/ MRO & Other 42% 22% 36% 64% % of Q4 2014 North American Revenue -0.6% 4.2% -3.6% Q4 Growth

14 4th Quarter ‘14 Gross Profit Margin © 2014 Zep Inc. - All rights reserved. Year-over-Year (40) bps Quarter-to-Quarter (10) bps Sales of Raw Materials (at cost) Compressing Gross Margin ( ) ( )

Increased by $4.4 million: Higher freight expense Increased legal expense Reserve recorded for potential 3rd party claims from fire No impact on income statement in the quarter Selling, Distribution & Admin. Expenses 15 © 2014 Zep Inc. - All rights reserved. Opportunity to Better Manage Freight Expense to Enhance Margins

$1.4 Fire-related 16 4th Quarter ‘14 EBITDA & Adjusted EBITDA © 2014 Zep Inc. - All rights reserved. ( ) ( ) ( ) Now settled w/100% of plaintiffs Disputing attorney fees Partial reversal of European restructuring charge

17 4th Quarter ‘14 EPS & Adjusted EPS © 2014 Zep Inc. - All rights reserved. ( ) ( ) 2014 2013 Diluted EPS $0.17 $0.12 Adjustments $0.09 $0.19 Adjusted diluted EPS $0.26 $0.31 Three Months Ended August 31, ( ) Fire-related

18 © 2014 Zep Inc. - All rights reserved. Adjusted Diluted Cash Earnings per Share of $0.35 in Q4 Adjusted Diluted Cash Earnings Per Share

Fixed Charge Coverage Ratio* Debt to EBITDA* Net Debt Position ($MM) Covenants Debt Position 19 © 2014 Zep Inc. - All rights reserved. Credit facility refinanced August 2014 with favorable terms and greater financial flexibility * As defined by Zep Inc.’s Credit Facility

Insurance Recovery Pleased with the progress to-date Received $5.0 million advance in June Received $11.9 million advance in September towards property damage claim Working through business interruption portion of claim 20 © 2014 Zep Inc. - All rights reserved.

Fiscal 2015 Guidance Item Expectation Revenues Flat Gross profit margins 46-48% Selling, distribution & admin. Higher w/investments Interest expense $6-$7 million Capital expenditures Normal rate $10 million Restoration of aerosol capacity $15-20 million Total $25-$30 million Tax Rate 37-39% 21 © 2014 Zep Inc. - All rights reserved.

Near-Term Strategy © 2014 Zep Inc. - All rights reserved.

2010-2014 Capital Investment 23 © 2014 Zep Inc. - All rights reserved. Reinvestment in NASS Business to Accelerate Organic Growth

Fiscal 2015 Investments Transformative Set of Policy Changes and Investments in North American Sales and Service Business Compensation and policy changes effective January 1, 2015 Reward growth Simplify ordering, freight, order status & equipment Sales management, recruiting & training Increase sales management Develop skills & drive accountability Increased focus on vertical markets Increase Zep rep new hiring Stabilize rep count in fiscal 2015 24 © 2014 Zep Inc. - All rights reserved.

Fiscal 2015 Investments (continued) Investments in Zep Vehicle Care, Distribution & Retail Businesses Sales capacity Zep Automotive Jan/San & MRO distribution Marketing & advertising Zep Commercial Zep Automotive 25 © 2014 Zep Inc. - All rights reserved.

Investment Implications Expect flat sales in fiscal 2015 as a result of the fire Expect to regain full aerosol capacity in third fiscal quarter Current trends provide confidence for increased investment Investments will result in higher expenses in fiscal 2015 Investments are long-term Necessary to position the business going forward Impacts to net income (millions) Term Sales capacity, advertising & training Ongoing Supply chain & GPTW consulting F’15 GHS-related OSHA compliance F’15 26 © 2014 Zep Inc. - All rights reserved. $5-6 million total impact Approximately ½ occurring in FY ‘15 only

Benefits of Investment Generates strong cash flow and rapid debt reduction; shifting enterprise value from debt holders to equity holders Measured by: Return on Invested Capital (ROIC) Return on Net Assets (RONA) 27 © 2014 Zep Inc. - All rights reserved. Investments Accelerate Returns to Shareholders

Conclusion Business continuity effort – regain full aerosol production capacity Continuing momentum of recent sales wins due to disciplined sales pipeline process Excited about investments to organically grow NASS, distribution and retail businesses Distractions subsiding, momentum building and early results are positively influencing our determination 28 © 2014 Zep Inc. - All rights reserved. Exciting to be Investing in Organic Growth Again!

Questions and Answers © 2014 Zep Inc. - All rights reserved.

Appendix © 2014 Zep Inc. - All rights reserved.

Summary of 4th Quarter Adjustments Increase / (Decrease) Raw Lost Non Adco Debt Strategy Material Fire Reimb. CA Restruc- Loan Issue Consul- Reported Sales Sales Fire Legal turing Gain Costs ting Adjusted Sales $186.8 ($7.0) $7.5 - - - - - - $187.3 Gross profit $86.6 - $3.5 - - - - - - $90.1 EBITDA $15.8 - $2.4 ($1.1) $1.6 ($0.6) ($0.4) - $0.7 $18.5 Interest expense, net $3.6 - - - ($0.1) - - ($0.6) - $2.9 Earnings per share $0.17 - $0.06 ($0.02) $0.04 ($0.01) ($0.01) $0.01 $0.02 $0.26 Values in millions except earnings per share. 31 © 2014 Zep Inc. - All rights reserved.